Exhibit 99.1

TEJON RANCH

PRESERVING CALIFORNIA’S LEGACY

PROVIDING FOR CALIFORNIA’S FUTURE

12th Annual JMP Securities Conference

May 13, 2013

Forward Looking Statements

Statements in or accompanying this presentation that relate to or are based on plans, projections, expectations, assumptions, future events and results are forward-looking statements that involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” and their variations identify forward-looking statements. Many factors could affect Tejon Ranch Co.’s (“TRC”) actual results, and variances from TRC’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements. The potential risks and uncertainties include, but are not limited to, market and economic forces, availability of financing for land development activities, competition and success in obtaining various governmental approvals and entitlements for land development activities. For a detailed description of risks and uncertainties that could cause differences please refer to TRC’s periodic filings with the Securities and Exchange Commission. TRC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors are cautioned not to unduly rely on these forward-looking statements.

Tejon Ranch Co. is a diversified real estate development and agribusiness company committed to responsibly using our land and resources to meet the housing, employment, and lifestyle needs of Californians while at the same time creating value for our shareholders.

VALUE PROPOSITION

China

Bakersfield

Lake

5

Mojave

Tejon Ranch

Edwards

AFB

Barstow

5

Lancaster

National

Forest

/Palmdale

Santa

15

Santa

Clarita

Victorville

Barbara

National

San

Forest

Ventura

Fernando

Valley

Pacific

10

Inland

Los Angeles

Empire

Santa Monica

China

Bakersfield

Lake

Mojave

Edwards

AFB

Barstow

Lancaster

National

Forest

/Palmdale

Santa

Santa

Barbara

Clarita

Victorville

National

San

Forest

Ventura

Fernando

Valley

Los Angeles

Inland

Santa Monica

Empire

China

Bakersfield

Lake

Fort Irwin

Edwards

Vandenberg

AFB

National

Forest

29 Palms

Santa

Barbara

Ventura

National

Forest

Los Angeles

Inland

Empire

Orange

County

Camp National

Pendleton

Forest

San Diego

VALUE CREATION – LAND DEVELOPMENT MODEL

OPERATIONS OVERVIEW

TEJON RANCH

COMMERCE CENTER

TEJON RANCH

COMMERCE CENTER

TEJON RANCH

COMMERCE CENTER

TRCC WEST TRCC EAST TRCC TOTAL

Development Acres 350 1,100 1,450

Acres Absorbed 258 108 366

Building SFT-Thousands 3,511 454 3,965

Remaining Acres 76 901 977

TEJON RANCH

COMMERCE CENTER

THE OUTLETS at TEJON RANCH

RESORT/RESIDENTIAL DEVELOPMENT

Development size- 26,000 acres

Approved units- 3,450

Approved hotel keys- 700

Approved commercial- 160 acres

Development size- 11,000 acres

Estimated units- 23,000

Estimated commercial- 970 acres

Grapevine Area

Conceptual Mixed Use Plan

15,315 Acres

Conservation

Audubon California

Endangered

Habitats League

Natural Resources

Defense Council

Planning and

Conservation

League

Sierra Club

Mineral Resources

Oil & Gas

Mining

Oil & Gas

Total lease acreage- 61,000

Acres committed to production- 7,300

December 31, 2012 active wells- 302

Oil production in 2012- 786,000 barrels

Gas production in 2012- 547,000 MCF

Agriculture

Almonds

Pistachios

Wine Grapes

WATER RESOURCES

Tejon Ranch Company Overview of Water Resources

Sources of Water Acre Feet

State Water Project (annual contract amount):

Wheeler Ridge- Maricopa Water District 15,547

Tulare Water District 1,451

Dudley-Ridge Water District 1,993

Tejon-Castac Water District 5,278

Total State Water Project Water 100% Allocation 24,269

Other Water Sources:

Water Bank Inventory- Kern County 38,945

Tejon Water Bank- Antelope Valley 8,818

AVEK Water For Future Delivery 24,541

Participation AVEK Water Bank 11,616

Total Other Water Sources 83,920

Total Water Resources Through March 31, 2013 108,189

FINANCIAL INFORMATION

Tejon Ranch Company

Current Liquidity

March 31, 2013

($ in Thousands)

Cash 4,283

Marketable Securities 65,905

Total Cash/Securities 70,188

Line of Credit 30,000

Total Current Liquidity 100,188

Funding Sources

Power plant lease securitization

Oil and mineral royalty securitization

Leverage retail leases at TRCC

Joint Ventures- new funding and distributions from existing

Value of our TA/Petro joint venture

Shelf Registration

TEJON RANCH

PRESERVING CALIFORNIA’S LEGACY

PROVIDING FOR CALIFORNIA’S FUTURE

Location

Entitled Land

Mineral Resources